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                          MML Series Investment Fund
                         Supplement dated May 3, 2000
                        to Prospectus dated May 1, 2000

The Prospectus is changed as follows:

  1. The following information replaces the information in the Prospectus describing David L. Babson and Company Incorporated and describing the portfolio manager for the MML Equity Fund and the Equity Segment of the MML Blend Fund:

George Tall ___________________________________________________________________
is primarily responsible for managing the portfolio of the MML Equity Fund and the Equity Segment of the MML Blend Fund. Mr. Tall began managing the portfolios of these Funds on April 20, 2000. Mr. Tall, a Senior Vice President of David L. Babson, is a Chartered Financial Analyst with more than 18 years of investment experience. Mr. Tall joined David L. Babson in January 2000. Prior to that, Mr. Tall had worked for Allianz Asset Management (Munich, Germany) and for Allianz of America (Westport, Connecticut), since 1991, most recently as a portfolio manager and head of global research team. Mr. Tall is assisted by a team of David L. Babson professionals, including Mr. Maramarco.

Anthony M. Maramarco __________________________________________________________
assists Mr. Tall in managing the portfolio of the MML Equity Fund and the Equity Segment of the MML Blend Fund. Mr. Maramarco, a Chartered Financial Analyst, has more than 18 years of investment experience, has been a portfolio manager with David L. Babson (and a company which merged into David L. Babson), since 1993.

  As of January 1, 2000, David L. Babson had assets under management of more than $67 billion. The full name of David L. Babson has since been changed to David L. Babson & Company Inc.

  2. The following information replaces the information in the Prospectus describing the investment sub-adviser to the MML Equity Index Fund and the MML OTC 100 Fund:

  Bankers Trust Company, a part of Deutsche Asset Management, manages the investments of the MML Equity Index Fund and the MML OTC 100 Fund. Deutsche Asset Management is the marketing name for the asset management activities of Bankers Trust Company and its affiliates. As of December 31, 1999, the entities that comprise Deutsche Asset Management globally had assets under management in excess of $580 billion. As of December 31, 1999, Bankers Trust Company had assets under management of $270.5 billion. Pursuant to a merger, Bankers Trust Company became an affiliate of Deutsche Bank AG in June 1999.